UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       December 9, 2004 (December 8, 2004)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                    1-11151                 76-0364866
 -------------------------------   ----------------        -------------------
 (State or other jurisdiction of   (Commission File         (I.R.S. Employer
  incorporation or organization)       Number)             Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas       77042
--------------------------------------------------------------     ---------
        (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On December 8, 2004, the Company announced that its Board of Directors has authorized the repurchase of up to an additional 500,000 shares of the Company's outstanding common stock. It is expected that shares will be acquired from time to time in open market or private transactions. No expiration date for the repurchase plan was set. Currently, there are approximately 12,300,000 shares of U.S. Physical Therapy common stock outstanding. The Company intends to hold repurchased shares in treasury or to use such shares for other corporate purposes as specified by the Board.


Item 9.01  Financial Statements and Exhibits

(a)  None.

(b)  None.

(c)  Exhibits

Exhibits             Description of Exhibits
--------             -----------------------

99.1                 Press Release Dated December 8, 2004.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         U.S. PHYSICAL THERAPY, INC.


Dated: December 9, 2004                  By: /s/ LAWRANCE W. MCAFEE
                                             ----------------------
                                                 Lawrance W. McAfee
                                                 Chief Financial Officer
                                         (duly authorized officer and principal
                                            financial and accounting officer)

                                INDEX TO EXHIBITS


EXHIBIT              DESCRIPTION OF EXHIBIT
-------              ----------------------

99.1                 Press Release dated December 8, 2004.*

* Furnished herewith